Form 10-K, Exhibit 13
period 2004-12-31
INTERSTAR MILLENNIUM SERIES 2003-5G TRUST
filed 2005-03-24
CIK 1286229

EXHIBIT 13.1


NOTEHOLDERS REPORTS FOR THE JANUARY 20, 2004, APRIL 20, 2004, JULY 20, 2004 AND
                       THE OCTOBER 20, 2004 PAYMENT DATES

                                                                    EXHIBIT 13.1


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 6-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                            Report of Foreign Issuer
                      Pursuant to Rule 13a-16 or 15d-16 of
                       the Securities Exchange Act of 1934


For the Collection Period ending January 9, 2004


                INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED,
                    (in its capacity as trust manager for the
                   Interstar Millenium Series 2003-5G Trust)
          -------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


       Level 28, 367 Collins Street, Melbourne, Victoria, 3000, Australia
       -------------------------------------------------------------------
                    (Address of Principal Executive Offices)


         Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.


                  Form 20-F  [X]           Form 40-F  [ ]

         Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

                    Yes  [ ]                  No   [X]

         If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-_______________________.

OTHER EVENTS


On October 28, 2003 Interstar Securitisation Management Pty Limited, in its capacity as Trust Manager (the Trust Manager) of the Interstar Millenium Series 2003-5G Trust (the Trust), publicly issued US$675,000,000 of Class A2 Mortgage Backed Floating Rate Notes due January 2036 and US$41,000,000 of Class B1 Mortgage Backed Floating Rate Notes due January 2036 (the Notes) pursuant to a registration statement (No. 333-108537) declared effective on October 21, 2003. Interstar Securitisation Management Pty Limited was the manager for the issuance of the Notes. Capitalized terms used in this Form 6-K and not defined have the same meanings given to them in the prospectus related to the Notes.

On January 20, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Interstar Millennium Series 2003-5G Trust, by the undersigned, thereunto duly authorized.

                                         Interstar Securitisation Management Pty
                                         Limited, (in its capacity as trust
                                         manager for the Interstar Millennium
                                         Series 2003-5G Trust) (Registrant)

Dated: February 4, 2004



                                    By:  /S/  SAM KYRIACOU
                                       -----------------------------------------
                                       Name:  Sam Kyriacou
                                       Title: Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit          Description
-------          -----------

 99.1            Quarterly Noteholders Report Related to the January 20, 2004
                 Distribution

                                                                    Exhibit 99.1


                    INTERSTAR MILLENNIUM SERIES 2003-5G TRUST

    Quarterly Noteholders Report Related to the January 20, 2004 Distribtion



Aggregate principal amount of each class of notes as at the             A2 Notes:  USD $675,000,000.00
first day after the Payment Date occurring during the
collection period:                                                      B1 Notes:  USD $41,000,000.00


Aggregate amount of interest payable on each class of notes             A2 Notes:  USD $2,211,772.50
on the Payment Date being 20th January 2004:
                                                                        B1 Notes:  USD $182,178.03


Aggregate of principal payments to be made in respect to each           A2 Notes:  USD $19,608,702.87
class of notes on the Payment Date being 20th January 2004:
                                                                        B1 Notes:  USD $0.00


Income for the collection period:                                       AUD $16,537,075.58


The Mortgage Principal Repayments for the collection period:            AUD $48,761,132.78


Expenses of the trust for the collection period:                        AUD $15,268,605.08


Aggregate of all redraws on the housing loans made during               AUD $17,513,132.78
the collection period:


Interest rates (US all in) applicable for interest period               A2 Notes: %1.3700%
ending 19th January 2004:                                               B1 Notes: %1.8700%

The scheduled and unscheduled payments of principal durin g             Scheduled:      AUD $1,145,238.33
the collection period:                                                  Unscheduled:    AUD $47,615,894.45


Aggregate of outstanding balances of housing loans as at the            9 January 2004: AUD $1,106,572,219.00
last of day of the collection period:


Delinquency and loss statistics with respect to the housing             Loss: Nil
loans as at the last day of the collection period
                                                                        Delinquency:
                                                                        0-29     1.80%
                                                                        30-59    0.52%
                                                                        60+      0.20%

                                                                    EXHIBIT 13.1






                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) May 7, 2004
                                                          -----------

        INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (as trust manager of Interstar Millennium Series 2003-5G Trust)


                 INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                            Commonwealth of Australia
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



           333-108537                                   Not Applicable
    ------------------------                ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)



Level 28, 367 Collins Street, Melbourne,Victoria,3000,Australia   Not Applicable
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


                                  613-9612-1111
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On October 28, 2003 Interstar Securitisation Management Pty Limited, in its capacity as Trust Manager (the "Trust Manager") of the Interstar Millenium Series 2003-5G Trust (the "Trust") , publicly issued US$675,000,000 of Class A2 Mortgage Backed Floating Rate Notes due January 2036 and US$41,000,000 of Class B1 Mortgage Backed Floating Rate Notes due January 2036 (the "Notes") pursuant to a registration statement (No. 333-108537) declared effective on October 21, 2003. Interstar Securitisation Management Pty Limited was the manager for the issuance of the Notes. Capitalized terms used in this Form 8-K and not defined have the same meanings given to them in the prospectus related to the Notes.

         On January 20, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On April 20, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.                     DESCRIPTION
----------        --------------                  -----------

    1                  99           Quarterly Noteholders Report Related to the
                                    April 20, 2004 Distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Interstar Millennium Series 2003-5G Trust, by the undersigned, thereunto duly authorized.


                             Interstar Securitisation Management Pty Limited, (in its capacity as trust manager for the Interstar Millennium Series 2003-5G Trust)
                             ---------------------------------------------------
                             (Registrant)



Dated: May 7, 2004

                             By: /S/ SAM KYRIACOU
                                ------------------------------------------------
                             Name:   Sam Kyriacou
                             Title:  Director

                                INDEX OF EXHIBITS



                  ITEM 601(A) OF
EXHIBIT           REGULATION S-K
NUMBER            EXHIBIT NO.      DESCRIPTION                             PAGE
-------           --------------   -----------                             ----

Exhibit 1         99               Quarterly Noteholders Report             1
                                   Related to the April 20, 2004
                                   Distribution

                                                                    Exhibit 99.1


                    INTERSTAR MILLENIUM SERIES 2003-5G TRUST

     Quarterly Noteholders Report Related to the April 20, 2004 Distribution

-------------------------------------------------------  -----------------------------------------------------

Aggregate principal amount of each class of notes as     A2 Notes:         USD $655,391,297.00
at the first day after the payment date occurring
during the collection period                             B1 Notes:         USD $41,000,000.00
-------------------------------------------------------  -----------------------------------------------------

Aggregate amount of interest payable on each class of    A2 Notes:         USD $2,269,656.47
notes on the payment date
                                                         B1 Notes:         USD $193,804.72
-------------------------------------------------------  -----------------------------------------------------

Aggregate of principal payments to be made in respect    A2 Notes:         USD $29,460,620.22
to each class of notes on payment date being 20th
April 2004                                               B1 Notes;         USD $0.00
-------------------------------------------------------  -----------------------------------------------------

Income for the collection period                         AUD $20,472,604.63
-------------------------------------------------------  -----------------------------------------------------

The Mortgage Principal Repayments for the Collection
Period                                                   AUD $64,481,499.44
-------------------------------------------------------  -----------------------------------------------------

Expenses of the trust for the period                     AUD $17,752,564.79
-------------------------------------------------------  -----------------------------------------------------

Aggregate of all redraws on the housing loans made
during the collection period                             AUD $17,533,699.44
-------------------------------------------------------  -----------------------------------------------------

Interest rates (US all in) applicable for period         A2 Notes:         1.4000%
ending 19th July 2004                                    B1 Notes:         1.9000%
------------------------------------------------------- -----------------------------------------------------

The Scheduled and Unscheduled payments of principal      Scheduled         AUD $1,418,261.87
during the Collection period                             Unscheduled       AUD $63,063,237.57
------------------------------------------------------- -----------------------------------------------------

Aggregate of outstanding balances of housing loans as
at last day of collection period                         9 July 2004:      AUD $1,059,624,419.49
------------------------------------------------------- -----------------------------------------------------

Delinquency and Loss statistics with respect to the      Loss:            Nil
housing loans as at the last day of the collection       Delinquency:     0-29           1.73%
period                                                                    30-59          0.60%
                                                                          60+            0.47%
-------------------------------------------------------  -----------------------------------------------------

                                                                    EXHIBIT 13.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) August 3, 2004
                                                          --------------

        INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (as trust manager of Interstar Millennium Series 2003-5G Trust)


                 INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                            Commonwealth of Australia
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



           333-108537                                   Not Applicable
    ------------------------                ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)



Level 28, 367 Collins Street, Melbourne,Victoria,3000,Australia   Not Applicable
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


                                  613-9612-1111
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On October 28, 2003 Interstar Securitisation Management Pty Limited, in its capacity as Trust Manager (the "Trust Manager") of the Interstar Millenium Series 2003-5G Trust (the "Trust") , publicly issued US$675,000,000 of Class A2 Mortgage Backed Floating Rate Notes due January 2036 and US$41,000,000 of Class B1 Mortgage Backed Floating Rate Notes due January 2036 (the "Notes") pursuant to a registration statement (No. 333-108537) declared effective on October 21, 2003. Interstar Securitisation Management Pty Limited was the manager for the issuance of the Notes. Capitalized terms used in this Form 8-K and not defined have the same meanings given to them in the prospectus related to the Notes.

         On January 20, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On April 20, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On July 20, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.                     DESCRIPTION
----------        --------------                  -----------

    1                  99           Quarterly Noteholders Report Related to the
                                    July 20, 2004 Distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Interstar Millennium Series 2003-5G Trust, by the undersigned, thereunto duly authorized.


                             Interstar Securitisation Management Pty Limited, (in its capacity as trust manager for the Interstar Millennium Series 2003-5G Trust)
                             ---------------------------------------------------
                             (Registrant)



Dated: August 3, 2004

                             By:    /S/ SAM KYRIACOU
                                ------------------------------------------------
                                Name:   Sam Kyriacou
                                Title:  Director

                                INDEX OF EXHIBITS



                  ITEM 601(A) OF
EXHIBIT           REGULATION S-K
NUMBER            EXHIBIT NO.      DESCRIPTION                             PAGE
-------           --------------   -----------                             ----

Exhibit 1         99               Quarterly Noteholders Report             1
                                   Related to the July 20, 2004
                                   Distribution

                                                                    Exhibit 99.1


                    INTERSTAR MILLENIUM SERIES 2003-5G TRUST

     Quarterly Noteholders Report Related to the July 20, 2004 Distribution

-------------------------------------------------------  -----------------------------------------------------

Aggregate principal amount of each class of notes as     A2 Notes:         USD $625,930,676.91
at the first day after the payment date occurring
during the collection period                             B1 Notes:         USD $41,000,000.00
-------------------------------------------------------  -----------------------------------------------------

Aggregate amount of interest payable on each class of    A2 Notes:         USD $2,215,099.12
notes on the payment date
                                                         B1 Notes:         USD $196,913.89
-------------------------------------------------------  -----------------------------------------------------

Aggregate of principal payments to be made in respect    A2 Notes:         USD $37,253,452.50
to each class of notes on payment date being 20th
July 2004
------------------------------------------------------  -----------------------------------------------------

Income for the collection period                         AUD $19,792,824.83
-------------------------------------------------------  -----------------------------------------------------

The Mortgage Principal Repayments for the Collection
Period                                                   AUD $75,688,101.66
-------------------------------------------------------  -----------------------------------------------------

Expenses of the trust for the period                     AUD $16,930,773.12
-------------------------------------------------------  -----------------------------------------------------

Aggregate of all redraws on the housing loans made
during the collection period                             AUD $16,321,843.99
-------------------------------------------------------  -----------------------------------------------------

Interest rates (US all in) applicable for period         A2 Notes:     1.8800%
ending 19th October 2004                                 B1 Notes:     2.3800%
------------------------------------------------------- -----------------------------------------------------

The Scheduled and Unscheduled payments of principal      Scheduled         AUD  $1,683,015.86
during the Collection period                             Unscheduled       AUD $74,005,085.80
------------------------------------------------------- -----------------------------------------------------

Aggregate of outstanding balances of housing loans as
at last day of collection period                         9 July 2004:      AUD $1,000,258,161.82
------------------------------------------------------- -----------------------------------------------------

Delinquency and Loss statistics with respect to the      Loss:            Nil
housing loans as at the last day of the collection       Delinquency:     0-29           1.79%
period                                                                    30-59          0.48%
                                                                          60+            0.50%
-------------------------------------------------------  -----------------------------------------------------

                                                                    EXHIBIT 13.1




                                                           OMB APPROVAL
                                                 -------------------------------
                                                 OMB Number:     3235-0060
                                                 Expires:        March 31, 2006
                                                 Estimated average burden
                                                 hours per response........28.0
                                                 -------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) October 20, 2004
                                                          ----------------

        INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (as trust manager of Interstar Millennium Series 2003-5G Trust)


                 INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                            Commonwealth of Australia
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           333-108537                                   Not Applicable
    ------------------------                ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)



Level 10, 101 Collins Street, Melbourne,Victoria,3000,Australia   Not Applicable
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


                                  613-9612-1111
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

         On October 28, 2003 Interstar Securitisation Management Pty Limited, in its capacity as Trust Manager (the "Trust Manager") of the Interstar Millenium Series 2003-5G Trust (the "Trust") , publicly issued US$675,000,000 of Class A2 Mortgage Backed Floating Rate Notes due January 2036 and US$41,000,000 of Class B1 Mortgage Backed Floating Rate Notes due January 2036 (the "Notes") pursuant to a registration statement (No. 333-108537) declared effective on October 21, 2003. Interstar Securitisation Management Pty Limited was the manager for the issuance of the Notes. Capitalized terms used in this Form 8-K and not defined have the same meanings given to them in the prospectus related to the Notes.

         On January 20, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On April 20, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On July 20, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On October 20, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.



ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.                     DESCRIPTION
----------        --------------                  -----------

    1                  99           Quarterly Noteholders Report Related to the
                                    October 20, 2004 Distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Interstar Millennium Series 2003-5G Trust, by the undersigned, thereunto duly authorized.


                             Interstar Securitisation Management Pty Limited, (in its capacity as trust manager for the Interstar Millennium Series 2003-5G Trust)
                             ---------------------------------------------------
                             (Registrant)



Dated: November 1, 2004

                             By:    /S/ SAM KYRIACOU
                                ------------------------------------------------
                                Name:   Sam Kyriacou
                                Title:  Director

                                INDEX OF EXHIBITS



                  ITEM 601(A) OF
EXHIBIT           REGULATION S-K
NUMBER            EXHIBIT NO.      DESCRIPTION                             PAGE
-------           --------------   -----------                             ----

Exhibit 1         99               Quarterly Noteholders Report             1
                                   Related to the October 20, 2004
                                   Distribution

                                                                    Exhibit 99.1

                    INTERSTAR MILLENIUM SERIES 2003-5G TRUST

    Quarterly Noteholders Report Related to the October 20, 2004 Distribution

-------------------------------------------------------  -------------------------------------------------

Aggregate principal amount of each class of notes as     A2 Notes:         USD $588,677,224.41
at the first day after the payment date occurring
during the collection period                             B1 Notes:         USD $41,000,000.00
-------------------------------------------------------  -------------------------------------------------

Aggregate amount of interest payable on each class of    A2 Notes:         USD $2,828,267.02
notes on the payment date
                                                         B1 Notes:         USD $249,371.11
-------------------------------------------------------  -------------------------------------------------

Aggregate of principal payments to be made in respect    A2 Notes:         USD $36,511,762.50
to each class of notes on payment date being 20th
October 2004                                             B1 Notes:         USD $0.00
------------------------------------------------------  --------------------------------------------------

Income for the collection period                         AUD $18,846,186.42
-------------------------------------------------------  -------------------------------------------------

The Mortgage Principal Repayments for the Collection
Period                                                   AUD $70,775,132.20
-------------------------------------------------------  -------------------------------------------------

Expenses of the trust for the period                     AUD $15,950,256.69
-------------------------------------------------------  -------------------------------------------------

Aggregate of all redraws on the housing loans made
during the collection period                             AUD $12,590,786.08
-------------------------------------------------------  -------------------------------------------------

Interest rates (US all in) applicable for period         A2 Notes:     2.32875%
ending 19th January 2005                                 B1 Notes:     2.82875%
------------------------------------------------------- -------------------------------------------------

The Scheduled and Unscheduled payments of principal      Scheduled        AUD    $862,801.20
during the Collection period                             Unscheduled      AUD $69,912,331.00
------------------------------------------------------- -------------------------------------------------

Aggregate of outstanding balances of housing loans as
at last day of collection period                         AUD $942,073,815.70
------------------------------------------------------- -------------------------------------------------

Delinquency and Loss statistics with respect to the      Loss:          Nil
housing loans as at the last day of the collection       Delinquency:   0-29     1.90%
period                                                                  30-59    0.67%
                                                                        60+      0.62%
-------------------------------------------------------  ------------------------------------------------